NATIONWIDE VARIABLE INSURANCE TRUST
BlackRock NVIT Managed Global Allocation Fund

Supplement dated July 7, 2017
to the Prospectus dated May 1, 2017 (as revised May 23, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	Effective June 30, 2017:

a.	The table under the heading "Portfolio Management – Portfolio Managers" on page 8 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Volatility Overlay
Frederick N. Gwin, CFA	Senior Investment Professional, NWAM	Since 2015
Chad W. Finefrock, CFA	Senior Investment Professional, NWAM	Since 2015

b.	The paragraph under the heading "Portfolio Management – Nationwide Fund Advisors" on page 21 of the Prospectus is deleted in its entirety and replaced with the following:

Christopher C. Graham, Keith P. Robinette, CFA, and Andrew Urban, CFA, are the Fund's co-portfolio managers and are jointly responsible for the day-to-day management of the Fund. In this regard, Messrs. Graham, Robinette, and Urban jointly are responsible for the selection and oversight of the Underlying Fund in which the Core Sleeve invests, determining the Fund's allocations between the Core Sleeve and the Volatility Overlay, and administering the Fund's volatility management program and providing index notional exposure information to the subadviser. Mr. Graham joined the Office of Investments at Nationwide Mutual in November 2004, serving primarily as a portfolio manager for a hedge fund and for Nationwide Mutual's proprietary general account. In June 2016, Mr. Graham joined NFA as its Chief Investment Officer. Mr. Robinette joined the Office of Investments at Nationwide Mutual in 2012 where he managed a hedge fund portfolio and led manager due diligence reviews. In May 2017, Mr. Robinette joined NFA as a Senior Director of Asset Strategies.  Mr. Urban joined NFA in July 2016 and became a Senior Director of Asset Strategies in May 2017. Prior to joining NFA, Mr. Urban worked for six years as an investment analyst covering hedge funds for the Ohio Public Employees Retirement System, where he was responsible for hedge fund manager selection and due diligence as well as portfolio risk management.

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